                                                                    EXHIBIT 99.7

THIS NOTE, AND ANY STOCK ISSUED UPON CONVERSION OF THIS NOTE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES ACTS (THE "ACTS"). THIS NOTE AND SUCH STOCK MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED UNDER THE ACTS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                       SECURED CONVERTIBLE PROMISSORY NOTE

$3,500,000                                                      January 21, 2005
                                                             Seattle, Washington

      1. PROMISE TO PAY. FOR VALUE RECEIVED, CITEL Technologies Limited, a company organized under the laws of England and Wales ("CITEL (U.K.) "), and CITEL Technologies, Inc., a Delaware corporation ("CITEL (U.S.)" jointly and severally, promise to pay in lawful money of the United States to Verso Technologies, Inc., a Minnesota corporation ("Verso"), at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339, or at such other place as Verso from time to time may designate in writing, the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000). This Note is issued pursuant to that certain Asset Purchase Agreement by and among CITEL (U.K.), CITEL (U.S.), Verso and the other parties named therein, dated as of January 21, 2005, as the same may from time to time be amended, modified or supplemented (the "Asset Purchase Agreement"). As used herein, the term "Note" means this Secured Convertible Promissory Note issued pursuant to the Asset Purchase Agreement.

      2. PAYMENT OF PRINCIPAL AND INTEREST. If not sooner paid or converted according to the terms hereof, and if the due date is not accelerated according to the terms hereof or extended by the mutual written agreement of CITEL (U.K.), CITEL (U.S.) and Verso, the principal balance of this Note and any accrued interest thereon shall be due and payable in monthly installments, with fourteen
(14) such monthly payments of $60,000 to commence on July 21, 2005 followed by sixteen (16) monthly payments of $75,000, and all remaining outstanding principal and accrued and unpaid interest under this Note will be due and payable on the third (3rd) anniversary of the date hereof.

      3. INTEREST. Interest will accrue on the outstanding principal balance of this Note from the date hereof until the date this Note is paid in full at the rate of six percent (6%) per annum (or the Default Rate, as hereinafter defined, if applicable). In the event of a conversion election by Verso pursuant to
Section 6, CITEL (U.K.) shall pay to Verso in cash all accrued but unpaid interest on this Note within three (3) business days after the Conversion Date (as defined below).

      4. APPLICATION OF PAYMENTS. Each payment, prepayment or partial conversion hereunder shall be first applied to the payment of any costs and expenses for which CITEL (U.K.) and CITEL (U.S.) is liable hereunder, next to the payment of accrued interest, and lastly to the reduction of principal in the order due. This Note shall continue to bear interest as provided herein until and including the date of collection.

5. PREPAYMENT.

            5.1 Optional Prepayment. All or any portion of the outstanding principal and accrued interest under this Note may be prepaid at any time without premium or penalty at the sole election of CITEL (U.K.) or CITEL (U.S.)

            5.2 Mandatory Prepayment. If CITEL (U.K.) receives net proceeds in excess of an aggregate of eight million dollars ($8,000,000) through the issuance of its debt or equity securities ("Net Proceeds"), then CITEL (U.K.) shall prepay this Note to the extent of 50% of such excess amount, provided that there shall be excluded from the calculation of Net Proceeds the in-kind value to CITEL (U.K.) from issuances (or deemed issuances) of debt or equity securities (i) to CITEL (U.K.)'s employees or directors pursuant to a compensatory plan, agreement or arrangement; (ii) to banks, equipment lessors or other financial institutions or real property lessors pursuant to commercial loan, equipment leasing or real property leasing transactions; (iii) to suppliers or third party service providers in connection with the provision of goods or services to CITEL (U.K.); (iv) in connection with the acquisition by CITEL (U.K.) of another entity by merger, purchase of substantially all of the assets or other reorganization or joint venture; or (v) in connection with research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships.

      6. CONVERSION.

            6.1 Conversion at the Option of Verso. Subject to Section 6.2, all or any portion of the outstanding principal under this Note is convertible at Verso's option into shares of the capital stock of CITEL (U.K.) (the "Conversion Shares") if (i) CITEL (U.K.) has a class of equity securities listed for quotation or otherwise quoted on a national securities exchange, designated offshore securities market, automated quotation system or other quotation system with sufficient trading volume and liquidity for the sale of such equity securities; (ii) CITEL (U.K.) has registered for resale for the account of Verso a number of shares of CITEL (U.K.)'s equity securities with an aggregate value equal to the amount of the outstanding principal under this Note that Verso elects to have converted as of the Conversion Date (as defined below), with each such share valued at the fair market value per share of such equity securities on the Conversion Date, where such value is determined by reference to the arithmetic average closing price of such shares for the twenty (20) trading days immediately preceding (and not including) the two (2) trading days prior to the Conversion Date; and (iii) the Conversion Shares have been approved for quotation on a national securities exchange, designated offshore securities market, automated quotation system or other quotation system with sufficient trading volume and liquidity for Verso to sell such shares as desired.

            6.2 CITEL (U.K.)'s Option to Prepay upon Conversion Notice. Upon receipt of a written notice from Verso of its irrevocable election to convert this Note pursuant to Section 6.1 (a "Conversion Notice"), CITEL (U.K.) may elect to prepay all or any portion of this Note, and any such portion of this Note that is so prepaid shall not be subject to conversion. If CITEL (U.K.) elects to prepay all or any portion of this Note, it shall deliver to Verso a written notice within two (2) business days of its receipt of the Conversion Notice, and it shall prepay the Note in the amount specified in such written notice within thirty (30) days of its receipt of such Conversion Notice.

            6.3 Exercise of Conversion Privilege. Unless CITEL (U.K.) elects to prepay all or any portion of this Note pursuant to Section 6.2, CITEL (U.K.) shall, after receipt of a Conversion Notice: (i) within three (3) business days cause to be issued and deliver to Verso a certificate or certificates as Verso may request for the number of Conversion Shares issuable in accordance with the provisions of this Section 6 upon the conversion of this Note; and (ii) pay to Verso in cash by wire transfer, within three (3) business days after the Conversion Date, (x) all accrued but unpaid interest on this Note through (and including) the date of such payment and (y) the amount of any fraction of a Conversion Share issuable upon such conversion, as provided in Section 6.3.2. Except in the event that CITEL (U.K.) elects to prepay this Note in full, the conversion of this Note shall be deemed to have been effected on the date that CITEL (U.K.) receives the Conversion Notice (the "Conversion Date"), and at such time the rights of Verso as holder of the portion of this Note so converted (other than the right to be paid the accrued and unpaid interest thereon as provided in clause (ii) of the immediately preceeding sentence) shall cease, and Verso shall be deemed to have become the holder of record of the Conversion Shares represented thereby.

                  6.3.1 Delivery of Note. Verso shall be required to physically surrender this Note to CITEL (U.K.) prior to and as a condition to receipt of the Conversion Shares and payment set forth in this Section 6; provided, however, that even if Verso fails to surrender this Note, upon CITEL (U.K.)'s receipt of the Conversion Notice, Verso shall have no further rights under this Note except the right to receive the Conversion Shares and the payment set forth in this Section 6.

                  6.3.2 Cash in Lieu of Fractional Shares. No fractional shares of Conversion Shares or scrip representing fractional shares shall be issued upon the conversion of all or a portion of this Note, but CITEL (U.K.) shall pay to Verso a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per Conversion Share (as determined in good faith in a reasonable manner by the Board of Directors of CITEL (U.K.)) at the close of business on the Conversion Date.

            6.4 Legend. All Conversion Shares issued upon conversion shall be stamped or imprinted with legends in substantially the following form (in addition to any other legend required by applicable securities laws):

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES AND BLUE SKY LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO BUYER IN CONNECTION THEREWITH.

      7. NOTICES. Any notice, request or demand desired or required to be given hereunder shall be in writing given by personal delivery, confirmed facsimile transmission or overnight courier service, in each case addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice. The effective date of any notice, request or demand shall be the date of personal delivery, the date on which successful facsimile transmission is confirmed or the date actually delivered by a reputable overnight courier service, as the case may be, in each case properly addressed as provided herein and with all charges prepaid.

            To Verso:

                  Verso Technologies, Inc.
                  400 Galleria Parkway, Suite 300
                  Atlanta, GA  30339
                  Attn:  Juliet M. Reising
                  Facsimile:  678-589-3750

            To CITEL (U.K.) and CITEL (U.S.):

                  CITEL Technologies, Inc.
                  1420 Fifth Avenue, Suite 1650
                  Seattle, WA 98101
                  Attn:  Chief Financial Officer
                  Facsimile:  206-957-9275

      8. EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") hereunder:

            8.1 Failure of CITEL (U.S.) or CITEL (U.K.) to make any payment of principal or interest upon this Note when due, whether at stated monthly or final maturity, upon mandatory prepayment, by acceleration or otherwise;

            8.2 Failure of CITEL (U.K.) to issue the Conversion Shares when due;

            8.3 There exists an "Event of Default" under the Security Agreement by and between CITEL (U.K), CITEL (U.S.) and Verso, dated as of the date hereof (the "Security Agreement"), as such term is defined therein;

            8.4 There shall have occurred (a) a payment default by CITEL (U.K.) or CITEL (U.S.) under any mortgage, indenture, loan agreement or instrument which evidences or secures any indebtedness for borrowed money borrowed by any of CITEL (U.K.) or CITEL (U.S.) (or the payment of which is guaranteed by either such entity or any subsidiary of either such entity), whether such indebtedness or guarantee now exists or is created after the date of this Note, or (b) a default which results in the acceleration of any such indebtedness by more than thirty days prior to its maturity, where the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness on which CITEL (U.K.) or

CITEL (U.S) has defaulted on payment or the maturity of which has been so accelerated, as the case may be, aggregates $2,000,000 or more;

            8.5 Filing by CITEL (U.K.) or CITEL (U.S.) of a voluntary petition in bankruptcy or filing of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by CITEL (U.K.) or CITEL (U.S.) in the appointment of any trustee, receiver, custodian, conservator or liquidator for CITEL (U.K.) or CITEL (U.S.), or the making by CITEL (U.K.) or CITEL (U.S.) of any general assignment for the benefit of creditors; or

            8.6 Filing of a petition against CITEL (U.K.) or CITEL (U.S.) seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of CITEL (U.K.) or CITEL (U.S.), unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition.

Upon the occurrence of any Event of Default described in Sections 8.1, 8.2, 8.3 or 8.4 at the option of Verso and upon not less than thirty (30) days' written notice of such default, if the Event of Default is not cured prior to the expiration of that 30-day period, and automatically upon the occurrence of any Event of Default described in Section 8.5 or Section 8.6, the entire indebtedness represented by this Note shall become immediately due and payable. Upon the occurrence and during the continuance of an Event of Default, all amounts owing hereunder shall bear interest at a rate equal to the lower of eight percent (8%) and the maximum amount permissible by law (which, under the laws of the State of New York, shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (such lower rate is referred to herein the "Default Rate").

      9. SECURED NOTE. The full amount of this Note is secured by the Collateral referred to in the Security Agreement, to the extent provided therein.

      10. NEGATIVE COVENANT. Until all outstanding principal and interest on this Note is paid in full, neither CITEL (U.K.), nor CITEL (U.S.) shall create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

      11. CERTAIN DEFINITIONS. As used in this Note, the following terms shall have the following meanings:

      "Contingent Obligation" means any direct or indirect liability, contingent or otherwise, with respect to any Indebtedness, lease, dividend, letter of credit or other obligation of another required to be reserved or accrued in accordance with generally accepted accounting principles as in effect from time to time, provided that in no event shall Contingent Obligation mean any trade payables, accrued expenses, liability for unearned revenue or customer deposits, in each case arising in the ordinary course of business.

      "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all capital lease obligations and (c) all Contingent Obligations.

      "Permitted Indebtedness" means (a) all Senior Indebtedness, (b) trade debt incurred in the ordinary course of business, (c) Indebtedness subordinated to the obligations of CITEL (U.K.) and CITEL (U.S.) represented by this Note on terms reasonably satisfactory to Verso or (d) Indebtedness existing on the date hereof and disclosed on Schedule I attached hereto.

      "Senior Indebtedness" means (a) the principal of, and premium, if any, and interest on all Indebtedness of CITEL (U.K.) or CITEL (U.S.) for monies borrowed from banks, trust companies, insurance companies and other financial institutions whose primary business is lending money, including commercial paper and accounts receivable sold or assigned by CITEL (U.K.) or CITEL (U.S.), including that certain mortgage debenture dated the 13th day of February, 1996 between CITEL (U.K.) and National Westminster Bank, (b) the principal of, and premium, if any, and interest on all facilities or special payment arrangements that may be extended to either CITEL (U.K.) or CITEL (U.S.) by OEMW or a subsequent principal supplier or manufacturer of CITEL products, and (c) the principal of, and premium, if any, and interest on any Indebtedness of a Subsidiary of the kinds described in clauses (a) and (b) above, which are assumed or guaranteed in any manner by CITEL (U.K.) or CITEL (U.S.), as any of such Indebtedness described in the foregoing clauses (a), (b) or (c) may be amended, modified, restated, replaced, extended, refinanced, renewed or supplemented from time to time; provided, however, in no event shall the outstanding amount of Senior Indebtedness ever exceed $8,000,000 in the aggregate.

      "Senior Creditor" shall mean the holder of any Senior Indebtedness.

      "Subsidiary" means any corporation, partnership or other entity in which CITEL (U.K.) or CITEL (U.S.) owns or controls, directly or indirectly, capital stock or other equity interests representing at least 50% of the outstanding voting stock or other equity interests.

      12. SUBORDINATION TO SENIOR INDEBTEDNESS. The indebtedness evidenced by this Note is hereby subordinated in right of payment to the prior payment in full of the Senior Indebtedness, but only to the extent and in the manner expressly hereinafter set forth.

            12.1 INSOLVENCY PROCEEDINGS. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of CITEL (U.K.) or CITEL (U.S.), (a) no amount shall be paid by CITEL (U.K.) or CITEL (U.S.) in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (b) no claim or proof of claim shall be filed by or on behalf of Verso which shall assert any right to receive any payments in respect of the principal of and interest on this Note, except that Verso may file a claim or proof of claim asserting rights to receive principal and interest subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

            12.2 FURTHER ASSURANCES. By acceptance of this Note, Verso agrees to execute and deliver customary forms of subordination agreements requested from time to time by the Senior Creditors, and CITEL (U.K.) or CITEL (U.S.) may require that Verso execute such forms of subordination agreement, provided that in each case, such forms shall not impose on Verso terms less favorable than those provided herein.

            12.3 OTHER INDEBTEDNESS. Indebtedness of CITEL (U.K.) or CITEL (U.S.) whether incurred before or after the date hereof that does not constitute Senior Indebtedness shall not be senior in any respect to the indebtedness represented by this Note.

            12.4 SUBROGATION. Subject to the payment in full of the Senior Indebtedness, Verso shall be subrogated to the rights of the Senior Creditors (to the extent of the payments or distributions made to such Senior Creditors pursuant to the provisions of this Section 10) to receive payments and distributions of assets of CITEL (U.K.) or CITEL (U.S.) applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between CITEL (U.K.) or CITEL (U.S.) and their creditors, other than the Senior Creditors and Verso, be deemed to be a payment by either CITEL (U.K.) or CITEL (U.S.) to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the Senior Creditors to which Verso would be entitled except for the provisions of this Section 10 shall, as between either CITEL (U.K.) or CITEL (U.S.) and their creditors, other than the Senior Creditors and Verso, be deemed to be a payment by CITEL (U.K.) or CITEL (U.S.) to or on account of the Senior Indebtedness.

            12.5 LIEN SUBORDINATION. Any lien or security interest of Verso, whether now or hereafter existing in connection with the amounts due under this Note, on any assets or property of CITEL (U.K.) or CITEL (U.S.), or any proceeds or revenues therefrom which Verso may have at any time as security for any amounts due and obligations under this Note, shall be subordinate to all liens or security interests granted to a Senior Creditor by CITEL (U.K.) or CITEL (U.S.) in respect of Senior Indebtedness or by law notwithstanding the date, order or method of attachment or perfection of any such lien or security interest or the provisions of any applicable law.

            12.6 NO IMPAIRMENT. Subject to the rights, if any, of the Senior Creditors under this Section 12 to receive payments otherwise payable or deliverable to Verso, nothing contained in this Section 12 shall impair, as between CITEL (U.K.), CITEL (U.S.), and Verso, the obligation of CITEL (U.K.) or CITEL (U.S.), subject to the terms and conditions hereof, to pay to Verso the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Verso, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

            12.7 APPLICABILITY OF PRIORITIES. The priority of the Senior Creditors provided for herein with respect to security interests and liens are applicable only to the extent that such security interests and liens are enforceable and perfected and have not been avoided; if a security interest or lien is judicially determined to be unenforceable or unperfected or is judicially avoided with respect to any claim of the Senior Creditors or any part thereof, the priority provided for herein shall not be available to such security interest or lien to the extent that is avoided or determined to be unenforceable or unperfected. The foregoing notwithstanding, Verso covenants and agrees that it shall not challenge, attack or seek to avoid any security interest or lien to the extent it secures any of the Senior Indebtedness.

            12.8 RELIANCE OF SENIOR CREDITORS. Verso, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each Senior Creditor, and each such Senior Creditor shall be deemed conclusively to have relied on such subordination provisions in continuing to hold, such Senior Indebtedness.

      13. OBLIGATIONS. Except as otherwise provided in this Note as to notices, the undersigned and all endorsers and all persons liable or to become liable on this Note waive presentment, demand, protest and notice of demand, protest and nonpayment, and consent to any and all renewals and extensions of the time of payment hereof and further agree that at any time the terms of payment hereof may be modified or any security released without affecting the liability of any party to this Note or any person liable or to become liable with respect to any indebtedness evidenced hereby.

      14. GOVERNING LAW AND INTERPRETATION. This Note shall be governed by and construed in accordance with the internal laws of New York applicable to contracts executed and to be performed wholly in that state. This Note (together with the other agreements relating to CITEL (U.K.) or CITEL (U.S.) that are referenced herein or that are being executed contemporaneously herewith) constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes any and all previous agreements, understandings, term sheets, commitments or discussions relating thereto. This Note and all documents executed in connection with this Note have been reviewed and negotiated by CITEL (U.K.), CITEL (U.S.) and Verso at arms' length with each party having had the benefit of, or the opportunity to seek the assistance of, legal counsel and shall not be construed against either party. The titles and captions in this Note are inserted for convenience only and in no way define, limit, extend, or modify the scope or intent of this Note.

      15. EXPENSES. CITEL (U.K.) or CITEL (U.S.) shall pay Verso, on demand, all reasonable and necessary documented costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by Verso in the enforcement or collection of this Note.

      16. NATURE OF DEBT. CITEL (U.K.) and CITEL (U.S.) represent that the debt evidenced hereby has been incurred exclusively for business and commercial purposes, and not for consumer, personal, family or household purposes.

      17. ASSIGNMENT. This Note may not be assigned, pledged or otherwise transferred without the express written consent of CITEL (U.K.) and CITEL (U.S.) The rights and obligations of CITEL (U.K.), CITEL (U.S.), and Verso shall be binding upon and shall inure to the benefit of their successors and permitted assigns, if any.

      18. AMENDMENTS AND WAIVERS. Any term of this Note may be amended or waived pursuant to a writing signed by the party against which enforcement is sought.

      19. REMEDIES CUMULATIVE. No remedy herein conferred upon Verso is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealing or failure to exercise any right on the part of Verso shall operate as a waiver of such right or otherwise prejudice Verso' rights, power or remedies.

                            [Signatures on next page]

      IN WITNESS WHEREOF, CITEL (U.K.) and CITEL (U.S.) have caused this Note to be executed as of the date and year first above written.

                                                CITEL TECHNOLOGIES, INC.

                                                By: /s/ Nicholas G. Gretton
                                                   -----------------------------
                                                Name: Nicholas G. Gretton
                                                     ---------------------------
                                                Title: Chief Executive Officer,
                                                       President and Secretary
                                                      --------------------------

                                                CITEL TECHNOLOGIES LIMITED

                                                By: /s/ Michael Joseph Robinson
                                                   -----------------------------
                                                Name:  Michael Joseph Robinson
                                                     ---------------------------
                                                Title:  Chief Executive Officer
                                                      --------------------------

Acknowledged and agreed:

VERSO TECHNOLOGIES, INC.                        CITEL TECHNOLOGIES LIMITED

By: /s/ Juliet M. Reising                       By: /s/ Nicholas G. Gretton
   --------------------------------                -----------------------------
Name: Juliet M. Reising                         Name:  Nicholas G. Gretton
     ------------------------------                  ---------------------------
Title: Executive Vice President                 Title:  Secretary
       and Chief Financial Officer                    --------------------------
      -----------------------------